FORWARD LOOKING STATEMENTS / NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts. These forward-looking statements reflect our current expectations and projections with respect to our expected future business and financial performance, including, among other things: (i) expected operating results, such as revenue growth and increases in earned premium; (ii) changes in the market for our products and services; (iii) our plans to expand market share, including planned investments and partnerships; (iv) anticipated business objectives; and (v) the strength of our business model. These statements may be preceded by, followed by, or include the words “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “outlook,” “plan,” “potential,” “project,” “seek,” “target,” “can,” “could,” “may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning. A number of factors could cause actual results or outcomes to differ materially from those indicated by these forward- looking statements. These factors include, but are not limited to: (i) our ability to compete effectively within our industry and attract and retain members; (ii) our dependence on a limited number of insurance distribution and underwriting carrier partners; (iii) our ability to prevent, monitor and detect fraudulent activity, including our reliance on a limited number of payment processing services; (iv) disruptions, interruptions, outages with our technology platforms or third-party services; (v) the limited operating history of some of our membership products and the success of any new insurance programs and products; (vi) adverse impacts from the COVID-19 pandemic and current and future variants of the virus; (vii) manage the cyclical nature of the insurance business, including through any periods of recession, economic downturn or inflation; (viii) unexpected increases in the frequency or severity of claims; (ix) compliance with the numerous laws and regulations applicable to our business, including state, federal, and foreign laws relating to insurance and rate increases, privacy, the internet and accounting matters; (x) whether investors or securities analysts view our stock structure unfavorably, particularly our dual-class structure; (xi) the fact that we are a controlled company; and (xii) other risks and uncertainties indicated from time to time in documents we file or will file with the Securities and Exchange Commission (the “SEC”). The forward-looking statements herein represent our judgment as of the date of this release and we disclaim any intent or obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. This presentation should be read in conjunction with the information included in our filings with the SEC and press releases. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods. In addition, this presentation contains certain “non-GAAP financial terms”. The non-GAAP measures are presented for supplemental informational purposes only. Reconciliations to the most directly comparable financial measure calculated and presented in accordance with GAAP are provided in the appendix to this presentation.

Total Revenue Growth of 27% Written Premium growth of 15% Acquired Broad Arrow Group (Marketplace for buying, selling and financing collector cars) and successfully executed the first live Motorlux auction in Monterey with over $55 million in total vehicle sales State Farm partnership progressing well through the testing phase and regulatory approval process; expect to begin activating 19,200 State Farm agents in the first half of 2023 YTD 2022 KEY HIGHLIGHTS

PROVEN TRACK RECORD OF PROFITABLE LONG-TERM GROWTH 1 Hagerty’s year-to-date loss ratio of 46.8% includes the $10.0 million impact from Hurricane Ian (3.4%) as well as the increased U.S. liability reserves of $6.5 million (2.2%). Recently implemented rate changes expected to drive 2023 loss ratios in line with historical results. Source: Hagerty Internal Data, S&P Global Market Intelligence (2022). Hagerty U.S. Auto Premium Growth vs. Industry Top 100 Hagerty U.S. Auto - CAGR 13% Industry Top 100 - CAGR 4% Sustained Growth 5X the Industry Top 100 Hagerty U.S. Auto Loss Performance vs. Industry Top 100 To ta l L os s Pe rfo rm an ce 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 20% 30% 40% 50% 60% 70% 80% Hagerty Loss Ratio - average = 38% Industry Loss Ratio - average = 66% Stable and Predictable Loss Performance well below Industry Average To ta l P er ce nt ag e G ro w th 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 0 50 100 150 200 250 300 59% 288% Written Premium Growth 2010-2021 CAGR YTD 2022 Hagerty 13% 15% Industry 4% ~3% Delta 9% 12% Loss Ratio 2010-2021 Average YTD 2022 Hagerty1 38% 47% Industry 66% ~75% Delta (28)% (28)%

» Marketplace represents a large and growing opportunity for Hagerty » Significant adjacent market opportunity demonstrated by ~300,000 cars transacting for ~$12.5 billion through Hagerty’s insurance book over the last twelve months » Executed first live auction at Motorlux in Monterey with $55 million in total vehicle sales helping drive $8 million in year-to-date Hagerty Marketplace revenue » Other opportunities include insurance sales, raising retention through recapturing insurance policies, HDC memberships, HG+S storage fees, media sales and owner/operator event revenue » Broad Arrow Group acquisition closed during the third quarter and is expected to be immediately accretive in 2022 » Launching Hagerty Marketplace online auctions during the fourth quarter » Proven leadership team with strong cultural fit HAGERTY MARKETPLACE

HAGERTY + STATE FARM PARTNERSHIP » Digital and technology teams are progressing through the testing phase and regulatory approval process for the State Farm partnership » Expect to begin activating State Farm’s 19,200 agents to sell classic car policies in the first half of 2023 » Anticipated average annual revenue per customer: $85-$110 » State Farm aligned in the success of the strategic partnership with $500 million investment in Hagerty » 10-year initial contract » 460,000+ existing collector car policies » Up to 75% Hagerty Driver’s Club (HDC) enrollment possible on new insurance policies

MILESTONES & HIGHLIGHTS

	On Mission 2022 + Beyond	On Track YTD 2022 Progress
Insurance	» Grow omnichannel distribution (onboard new partners and deepen existing) » Expand share of insurance underwriting profit » Deliver frictionless member experience (sales, service, claims)	» State Farm partnership progress continues with regulatory approvals and systems testing » Delivering key broker results and encouraging success with private client efforts » Rate approvals on track and increasing impact on written premium growth
Reinsurance	» Increase contractual quota share » Grow international footprint	» U.S. and U.K. Reinsurance Quota Share up to 70% further increasing our share of profit
Membership	» Drive increase in paid membership » Enhance value proposition » Develop partnership model » Expand to international markets	» Paid HDC membership increased 5% to ~750,000 members » Launched new HDC digital onboarding journey
Marketplace	» Leverage Broad Arrow Group investment » Launch live and time-based auctions » Grow asset-based lending	» Acquired Broad Arrow Group, which delivered $6 million in revenue in the third quarter » Large and growing market opportunity demonstrated by ~300,000 cars transacting for ~$12.5 billion through Hagerty's insurance book for the twelve months ended September 30, 2022 » Acquired Speed Digital, a software-as-a-service (SaaS) solution for classic car dealers & auction houses » Launched Hagerty Classifieds, a platform for car enthusiasts to buy and sell, while enhancing HDC membership engagement
Media + Entertainment	» Develop owned and operated events » Expand digital audience » Leverage Sony partnership with Gran Turismo gaming platform » Expand video distribution » Increase advertising and sponsorship revenue	» Hagerty video content generated 23.1 million views, 120,000 new subscribers, and 431 million impressions across 26 unique episodic pieces of content on YouTube during the third quarter. In September, we launched a new original series, The Driver's Seat, featuring Henry Catchpole » 1.2 million monthly unique visitors and 8.8 million monthly page views on Hagerty's media website » Held the rebranded Motorlux event that kicked off Monterey Car Week and used the event to preview the Broad Arrow Group auction with 3,200 ticketed attendees and over 50 sponsors » Held the inaugural Detroit Concours with ~5,000 participants in the heart of downtown Motor City
Impact	» Create carbon neutrality plan » Establish government affairs program	» Environmental, social, and governance program assessment completed and prioritized impact initiatives » Rolled out carbon neutral driving event strategy at the California Mille

HAGERTY Q3 2022 | 7

1 Hagerty’s year-to-date loss ratio of 46.8% includes the $10.0 million impact from Hurricane Ian (3.4%) and increased U.S. reserves of $6.5 million (2.2%). 2 See Appendix for additional information regarding these non-GAAP measures. 46.8% Loss Ratio1Total Revenue 88% Retention (1)% $456 Revenue per Paid Member 25% $615M Written Premium 15% 750k 5% HDC Paid Member Count GROWTH PERSISTENCE PROFITABILITY YTD Q3 2022 CONSOLIDATED FINANCIAL HIGHLIGHTS $(32)M Operating Income (Loss) $137M Contribution Margin2 $0M Adjusted EBITDA2 $35M Net Income (Loss) $0.44 $(0.10) $591M 27% 5.6%

REVENUE COMPONENTS 1 Includes base commissions, payment plan fees and contingent underwriting commissions. 2 Currently applies to U.S. and U.K. programs. Generally described as an arrangement where underwriting risk and profit is shared proportionately. $168 $217 $79 $107 $13 $24 $76 $86 Q3 2021 Q3 2022 $465 $591 $212 $291 $39 $56 $214 $244 YTD Q3 2021 YTD Q3 2022 M illi on s Total Revenue Commission + fee revenue1 Membership, marketplace + other revenue Earned premium in Hagerty Reinsurance 12% 80% 37% Growth 14% 47% 37% Growth GROWTH 29% GROWTH 27% Q3 YTD Commission + fee revenue (+14%) » New business written premium growth 13% » Policies in Force retention of 88% Membership, marketplace + other revenue (+47%) » Membership revenue growth of 10% » Hagerty Marketplace delivered $8 million in revenue, including $5 million in auction revenue » 75% of new insurance customers join HDC Earned premium in Hagerty Reinsurance (+37%) » Contractual quota share2 increased to 70% in 2022 YTD 2022 Highlights

EARNINGS ANALYSIS



Q3
YTD
Millions
Adjusted EBITDA
Net Income (Loss)
$(1)
$8
$24
$(10)
$5
$28
$35
$0
Q3 2021
Q3 2022
YTD Q3 2021
YTD Q3 2022

Adjusted EBITDA

IN THOUSANDS	Q3 2021	Q3 2022	YTD 2021	YTD 2022
Net Income (Loss)[1]	**$(547)**	**$24,313**	**$5,105**	**$34,636**
Interest and Other (Income) Expense	417	(662)	1,041	375
Income Tax (Benefit) Expense	1,888	(91)	4,790	4,077
Depreciation and Amortization	5,886	8,890	15,282	24,337
Change in Fair Value of Warrant Liabilities	—	(11,583)	—	(37,869)
Stock-Based Compensation Expense	—	3,858	—	8,165
Revaluation Gain on Previously Held Equity Method Investment	—	(34,735)	—	(34,735)
Net (Gain) Loss from Asset Disposals	—	—	1,764	—
Other Non-Recurring (Gains) Losses	—	—	—	1,110
Adjusted EBITDA[1, 2]	**$7,644**	**$(10,010)**	**$27,982**	**$96**

Pre-Revenue Investments for Growth

Q3 YTD 2021 $23M I **Q3 YTD 2022** $24M

Net Income (Loss) and Adjusted EBITDA include substantial pre-revenue costs related to scaling infrastructure, legacy systems and newly-developed digital platforms, human resources and occupancy to accommodate our alliance with State Farm and other potential distribution partnerships as well as to further develop our Marketplace transactional platform.

[1] Adjusted EBITDA and Net Income (Loss) in 2022 were negatively impacted by $16.5 million in losses related to Hurricane Ian and increased 2022 U.S. reserves, as well as a $4.1 million reduction in contingent underwriting commissions.

[2] See Appendix for additional information regarding this non-GAAP financial measure.

HAGERTY Q3 2022 | 10

2022 OUTLOOK

Strong top-line growth, bottom line impacted primarily by Hurricane Ian

	2022 Outlook Numeric Ranges	2022 Outlook Percentage Growth	YTD Q3 2022 Results
Total Revenue	$767M - $792M	24% - 28%	27%
Total Written Premium	$769M - $796M	14% - 18%	15%
Policies in Force Retention		88% - 89%	88%
Total Members	2.58M - 2.63M	6% - 8%	7%
Revenue per Paid Member	$564 - $599	13% - 20%	21%
HDC Paid Member Count	752K - 762K	5% - 6%	5%
Net Income (Loss)	$5M - $15M	NM[2]	$35M[2]
Adjusted EBITDA[1]	$(10)M - $(5)M	NM[2]	$0M[2]
Basic Earnings (Loss) per Share	$0.35 - $0.38	NM	$0.44[3]
Adjusted Earnings (Loss) per Share[1]	$(0.19) - $(0.16)	NM	$(0.10)[3]

- YTD Total Revenue growth tracking towards the high end of the full year outlook
- Net Income (Loss), Adjusted EBITDA and EPS were each negatively impacted by $17 million from Hurricane Ian and increased U.S. reserves, as well as a $4 million reduction in contingent underwriting commissions

[1] See Appendix for additional information regarding these non-GAAP financial measures.

[2] The difference between Net Income (Loss) and Adjusted EBITDA is due primarily to a $37.9 million gain for the nine months ended September 30, 2022 resulting from a decrease in the fair value of warrant liabilities and a $34.7 million revaluation gain on our previously held equity method investment, immediately prior to the purchase of Broad Arrow Group. Both of these gains were recognized as non-operating income and are included in Net Income (Loss) but excluded when calculating Adjusted EBITDA.

[3] Growth based metric not comparable due to lack of Q3 2021 metric.

HAGERTY Q3 2022 | 11

1 See Appendix for additional information regarding these non-GAAP financial measures. 2 Metrics measured as of the end of the period. 3 Hagerty’s third quarter 2022 loss ratio of 56.4% and year-to-date 2022 loss ratio of 46.8% includes the $10.0 million impact from Hurricane Ian (9.3% and 3.4%, respectively) and increased U.S. reserves of $6.5 million (6.1% and 2.2%, respectively). KEY PERFORMANCE INDICATORS + SUPPLEMENTAL FINANCIAL INFORMATION Q3 2021 Q3 2022 YTD 2021 YTD 2022 HDC Paid Member Count2 711,749 749,740 711,749 749,740 Total Written Premium (thousands) $192,091 $222,136 $533,889 $614,623 New Business Count (Insurance) 68,077 68,561 196,889 190,997 Policies in Force Retention2 89.0% 88.0% 89.0% 88.0% Loss Ratio3 41.0% 56.4% 41.3% 46.8% Revenue per Paid Member $131 $164 $378 $456 Total Revenue (thousands) $168,085 $216,757 $464,694 $590,585 Net Promoter Score2 81 82 81 82 Operating Income (Loss) (thousands) $1,758 $(21,223) $10,936 $(31,840) Contribution Margin1 (thousands) $44,863 $38,631 $129,409 $136,809 Net Income (Loss) (thousands) $(547) $24,313 $5,105 $34,636 Basic Earnings per Share N/A $0.18 N/A $0.44 Adjusted EBITDA1 (thousands) $7,644 $(10,010) $27,982 $96 Adjusted Earnings (Loss) per Share1 N/A $(0.06) N/A $(0.10)

QUARTERLY KEY PERFORMANCE INDICATORS

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	TOTAL 2021	Q1 2022	Q2 2022	Q3 2022	YTD 2022
HDC Paid Member Count[1]	666,609	690,407	711,749	718,583	718,583	727,010	742,825	749,740	749,740
Total Written Premium *(thousands)*	$133,707	$208,091	$192,091	$140,416	$674,305	$154,790	$237,697	$222,136	$614,623
New Business Count (Insurance)	51,799	77,013	68,077	47,589	244,478	47,514	74,922	68,561	190,997
Policies in Force Retention[1]	90.0%	89.3%	89.0%	89.1%	89.1%	88.9%	88.2%	88.0%	88.0%
Loss Ratio[2]	41.4%	41.4%	41.0%	41.3%	41.3%	41.4%	41.0%	56.4%	46.8%
Revenue per Paid Member	$111	$136	$131	$121	$499	$134	$158	$164	$456
Total Revenue *(thousands)*	$129,200	$167,409	$168,086	$154,384	$619,079	$167,811	$206,017	$216,757	$590,585
Net Promoter Score[1]	82	81	81	82	82	82	82	82	82
Operating Income (Loss) *(thousands)*	$(5,096)	$14,274	$1,758	$(21,006)	$(10,070)	$(13,004)	$2,387	$(21,223)	$(31,840)
Net Income (Loss) *(thousands)*	$(6,850)	$12,503	$(548)	$(66,459)	$(61,354)	$15,866	$(5,543)	$24,313	$34,636
Basic Earnings (Loss) per Share	N/A	N/A	N/A	$(0.56)	$(0.56)	$0.33	$(0.07)	$0.18	$0.44

[1] Metrics measured as of the end of the period.

[2] Hagerty's third quarter 2022 loss ratio of 56.4% and year-to-date 2022 loss ratio of 46.8% includes the $10.0 million impact from Hurricane Ian (9.3% and 3.4%, respectively) and increased U.S. reserves of $6.5 million (6.1% and 2.2%, respectively).

HAGERTY Q3 2022 | 14

Total Written Premium New Business Count (Insurance) HISTORICAL SEASONALITY TRENDS | SUPPLEMENTAL DETAIL $ IN THOUSANDS Q1 Q2 Q3 Q4 Total 2018 82,514 137,943 123,385 86,621 430,463 2019 96,732 158,501 142,030 99,747 497,010 2020 112,421 184,423 163,520 117,870 578,234 2021 133,707 208,091 192,091 140,417 674,306 4 Year Average Total Written Premium % 19% 32% 29% 20% 100% 2022 154,790 237,697 222,136 — — Q1 Q2 Q3 Q4 Total 2018 32,610 56,729 51,795 35,356 176,490 2019 36,848 62,842 57,426 37,585 194,701 2020 41,510 70,622 73,619 50,914 236,665 2021 51,799 77,013 68,077 47,589 244,478 4 Year Average New Business Count % 19% 31% 29% 20% 100% 2022 47,514 74,922 68,561 — — 0 50 100 150 200 250 0 10 20 30 40 50 60 70 80 90 Geographic footprint of our North American book creates seasonal differences by quarter for written premium and new business count

21% 28% 28% 24% Q1 Q2 Q3 Q4 0% 10% 20% 30% 40% (15)% 60% 57% (2)% Q1 Q2 Q3 Q4 (30)% (20)% (10)% —% 10% 20% 30% 40% 50% 60% 70% Total Revenue Total Operating Income 4 YEAR AVERAGE 4 YEAR AVERAGE Geographic footprint of our North American book creates seasonal differences by quarter for revenue and total operating income HISTORICAL SEASONALITY TRENDS $ IN THOUSANDS Q1 Q2 Q3 Q4 Total 2018 60,489 85,799 83,864 71,547 301,699 2019 78,479 109,722 111,472 97,601 397,274 2020 106,859 135,462 135,781 121,446 499,548 2021 129,200 167,409 168,086 154,384 619,079 4 Year Average Total Revenue % 21% 28% 28% 24% 100% 2022 167,811 206,017 216,757 — — $ IN THOUSANDS Q1 Q2 Q3 Q4 Total 2018 (2,880) 12,968 6,861 (8,337) 8,612 2019 (5,508) 13,247 9,258 (6,149) 10,848 2020 (4,171) 17,441 12,650 (10,074) 15,846 2021 (5,096) 14,274 1,758 (21,006) (10,070) 4 Year Average Total Operating Income % (15)% 60% 57% (2)% 100% 2022 (13,004) 2,387 (21,223) — —

1 Includes base commissions, payment plan fees and contingent underwriting commissions. REVENUE COMPONENTS BY QUARTER 50 53 57 60 63 70 79 83 89 94 107 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 46 72 68 50 54 83 76 58 62 96 86 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 10 11 11 11 12 14 13 13 16 16 24 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Earned premium in Hagerty Reinsurance Commission + fee revenue1 Membership, marketplace + other revenue $ IN MILLIONS

1 Metrics measured as of the end of the period. SUPPLEMENTAL FINANCIAL INFORMATION Policies and Vehicles in Force Policies in Force1 Q1 2021 Q1 2022 Q2 2021 Q2 2022 Q3 2021 Q3 2022 U.S. 1,020,638 1,101,557 1,051,423 1,124,545 1,072,634 1,140,892 CAN 126,039 136,136 131,494 140,820 134,196 142,671 U.K. 24,517 26,224 25,091 26,773 25,675 27,083 Total 1,171,194 1,263,917 1,208,008 1,292,138 1,232,505 1,310,646 Vehicles Covered1 Q1 2021 Q1 2022 Q2 2021 Q2 2022 Q3 2021 Q3 2022 U.S. 1,724,680 1,874,514 1,776,202 1,919,325 1,815,734 1,955,747 CAN 175,331 190,224 182,767 196,802 186,801 199,940 U.K. 53,367 57,044 49,205 58,636 56,270 59,425 Total 1,953,378 2,121,782 2,008,174 2,174,763 2,058,805 2,215,112

Paid Membership Counts U.S. Q3 2021 Q3 2022 Insurance Member 436,774 462,289 Insurance + HDC 624,596 660,304 HDC Standalone 30,809 29,769 Total U.S. Paid Member Count 1,092,179 1,152,362 Canada Insurance Member 79,386 82,728 Insurance + HDC 53,563 58,085 HDC Standalone 2,781 1,582 Total Canada Paid Member Count 135,730 142,395 Total Insurance Member 516,160 545,017 Insurance + HDC 678,159 718,389 HDC Standalone 33,590 31,351 Total HDC Paid Member Count 711,749 749,740 5% growth Total Paid Member Count 1,227,909 1,294,757 6% growth Total Members Q3 2021 Q3 2022 U.S. 2,179,945 2,335,563 Canada 209,049 221,666 7% growth Total Member Count 2,388,994 2,557,229 Guest Membership Counts Q3 2021 Q3 2022 U.S. 1,087,766 1,183,201 Canada 73,319 79,271 Total Guest Member Count 1,161,085 1,262,472 SUPPLEMENTAL FINANCIAL INFORMATION Total Member Count 2.6M Members (+7%) | 1.3M Paid Members (+6%)

RECONCILIATION OF NON-GAAP METRICS

Net Income (Loss) to Adjusted EBITDA

IN THOUSANDS	Q3 2021	Q3 2022	YTD 2021	YTD 2022
Net Income (Loss)	**($547)**	**$24,313**	**$5,105**	**$34,636**
Interest and Other (Income) Expense	417	(662)	1,041	375
Income Tax Expense	1,888	(91)	4,790	4,077
Depreciation and Amortization	5,886	8,890	15,282	24,337
Change in Fair Value of Warrant Liabilities	—	(11,583)	—	(37,869)
Stock-based Compensation Expense	—	3,858	—	8,165
Revaluation Gain on Previously Held Equity Method Investment	—	(34,735)	—	(34,735)
Net (Gain) Loss from Asset Disposals	—	—	1,764	—
Other Non-Recurring (Gains) Losses[1]	—	—	—	1,110
Adjusted EBITDA	**$7,644**	**($10,010)**	**$27,982**	**$96**

[1] Other non-recurring (gains) losses relates to severance expense recognized for the nine months ended September 30, 2022.

Adjusted EBITDA

We define Adjusted EBITDA as net income (loss) (the most directly comparable GAAP measure) before interest, income taxes, and depreciation and amortization (EBITDA), adjusted to exclude changes in fair value of warrant liabilities, stock based compensation expense, gains and losses from asset disposals and certain other non-recurring gains and losses. We present Adjusted EBITDA because we consider it to be an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry.

Our management uses Adjusted EBITDA: as a measure of operating performance of our business on a consistent basis, as it removes the impact of items not directly resulting from our core operations; for planning purposes, including the preparation of our internal annual operating budget and financial projections; to evaluate the performance and effectiveness of our operational strategies; to evaluate our capacity to expand our business; as a performance factor in measuring performance under our executive compensation plan; and as a preferred predictor of core operating performance, comparisons to prior periods and competitive positioning.

By providing this non-GAAP financial measure, together with a reconciliation to the most directly comparable GAAP measure, we believe we are enhancing investors' understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. However, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation, or as an alternative to, or a substitute for net income (loss) or other financial statement data presented in our Condensed Consolidated Financial Statements as indicators of financial performance. Some of these limitations include: Adjusted EBITDA does not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments; Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments on our debt; Adjusted EBITDA does not reflect our tax expense or the cash requirements to pay our taxes; and although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and such measures does not reflect any cash requirements for such replacements; and other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

HAGERTY Q3 2022 | 20

RECONCILIATION OF NON-GAAP METRICS

Operating Income (Loss) to Contribution Margin

IN THOUSANDS	Q3 2021	% of Total Revenue	Q3 2022	% of Total Revenue	YTD 2021	% of Total Revenue	YTD 2022	% of Total Revenue
Total Revenue	**168,085**	**100%**	**216,757**	**100%**	**464,694**	**100%**	**590,585**	**100%**
Less: Total Operating Expense	166,327	99%	237,980	110%	453,758	98%	622,425	105%
Operating Income (Loss)	1,758	1%	(21,223)	(10)%	10,936	2%	(31,840)	(5)%
Add: Fixed Operating Expenses	43,105	26%	59,854	28%	118,473	25%	168,649	29%
Contribution Margin[1]	**44,863**	**27%**	**38,631**	**18%**	**129,409**	**28%**	**136,809**	**23%**

[1] Decrease in contribution margin percentage primarily driven by increase in Hagerty Re quota share.

Contribution Margin and Contribution Margin Ratio

We define Contribution Margin as total revenue less operating expenses adding back our fixed operating expenses such as depreciation and amortization, general and administrative costs and shared service salaries and benefits expenses. We define Contribution Margin Ratio as Contribution Margin divided by total revenue. We present Contribution Margin and Contribution Margin Ratio because we consider them to be important supplemental measures of our performance and believe that these non-GAAP financial measures are useful to investors for period-to-period comparisons of our business and in understanding and evaluating our operating results.

We caution investors that Contribution Margin and Contribution Margin Ratio are not recognized measures under GAAP and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and that Contribution Margin and Contribution Margin Ratio, as we define them, may be defined or calculated differently by other companies. In addition, both Contribution Margin and Contribution Margin Ratio have limitations as analytical tools because they exclude certain significant recurring expenses of our business.

Our management uses Contribution Margin and Contribution Margin Ratio to analyze the relationship between cost, volume and profit as revenue grows; measure how much profit is earned for any product or service sold; and measure how different management actions could affect the Company's total revenue and related cost levels.

HAGERTY Q3 2022 | 21

RECONCILIATION OF NON-GAAP METRICS

Basic Earnings Per Share to Adjusted Earnings (Loss) Per Share

IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS	Q3 2022	YTD 2022
Net Income attributable to controlling interest[1]	$14,714	$36,685
Net Income (Loss) attributable to non-controlling interest	$9,599	($2,049)
Consolidated Net Income	$24,313	$34,636
Change in fair value of warrants	($11,583)	($37,869)
Revaluation gain on previously held equity method investment	($34,735)	($34,735)
Adjusted Consolidated Net Income (Loss)[2]	($22,005)	($37,968)
Weighted-average shares of Class A Common Stock Outstanding: Basic[1]	82,816	82,569
Potentially dilutive shares outstanding:		
Conversion of non-controlling interest Hagerty Group Units to Class A Common Stock	255,758	255,758
Warrants outstanding	19,484	19,484
Unvested stock-based compensation awards	6,878	6,878
Potentially dilutive shares outstanding	282,120	282,120
Fully dilutive shares outstanding[2]	364,936	364,689
Basic Earnings per Share[1]	$0.18	$0.44
Adjusted Earnings (Loss) per Share[2]	($0.06)	($0.10)

[1] Numerator and Denominator of the GAAP measure Basic EPS (Net income (loss) attributable to controlling interest / Weighted-average shares of Class A Common Stock outstanding)

[2] Numerator and Denominator of the non-GAAP measure Adjusted EPS (Adjusted consolidated net income (loss) / Fully dilutive shares outstanding)

We define Adjusted Earnings (Loss) Per Share ("Adjusted EPS") as consolidated Net income (loss) attributable to both our controlling and non-controlling interest, less the change in fair value of our warrants and the revaluation gain on previously held equity method investment, divided by our outstanding and total potentially dilutive securities. The total potentially dilutive securities includes (1) the weighted-average issued and outstanding shares of Class A Common Stock, (2) all issued and outstanding non-controlling interest Hagerty Group Units, (3) all unexercised warrants and (4) all unvested stock-based compensation awards.

The most directly comparable GAAP measure is basic earnings per share ("Basic EPS"), which is calculated as Net income (loss) attributable to controlling interest divided by the weighted average of Class A Common Stock outstanding during the period.

We caution investors that Adjusted EPS is not a recognized measure under GAAP and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, including Basic EPS, and that Adjusted EPS, as we define it, may be defined or calculated differently by other companies. In addition, Adjusted EPS has limitations as an analytical tool and should not be considered as a measure of profit or loss per share. We present Adjusted EPS because we consider it to be an important supplemental measure of our operating performance and believe it is used by investors and securities analysts in evaluating the consolidated performance of other companies in our industry. We also believe that Adjusted EPS, which compares our consolidated net loss (which includes our controlling and non-controlling interest) with our outstanding and potentially dilutive shares, provides useful information to investors regarding our performance on a fully consolidated basis. Our management uses Adjusted EPS: as a measure of operating performance of our business on a fully consolidated basis; to evaluate the performance and effectiveness of our operational strategies; to evaluate our capacity to expand our business; and as a preferred predictor of core operating performance, comparisons to prior periods and competitive positions.

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